Commitments and Contingencies	6 Months Ended
Jun. 30, 2013
Commitments and Contingencies [Abstract]
Commitments and Contingencies

12.Commitments and Contingencies

From time to time the Company expects to be subject to legal proceedings and claims in the ordinary course of business, principally personal injury and property casualty claims. Such claims, even if lacking in merit, could result in the expenditure of significant financial and managerial resources. As of June 30, 2013, the Company is not aware of any claim or contingent liability, which is reasonably possible and should be disclosed, or probable and for which a provision should be established in the accompanying financial statements.

On May 17, 2013, Paragon Shipping through its wholly owned subsidiaries entered into an agreement for a $69,000,000 credit facility with China Development Bank, subject to certain contingencies and conditions, to partially finance its two 4,800 TEU containerships under construction, that are expected to be delivered in the third quarter of 2014. Paragon Shipping has granted an option to the Company to acquire the vessels at any time prior to their delivery to Paragon Shipping or purchase such vessels at any time after their delivery to Paragon Shipping, so long as the vessels are owned by Paragon Shipping at such time. The credit facility can be freely transferred to the Company, if the Company decides to declare its option to acquire these vessels. The credit facility which is available for drawdown upon the delivery of the vessels is subject to certain contingencies and conditions, among which is the Company’s shareholders’ approval to act as a joint and several guarantor along with Paragon Shipping under the agreement.